Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies [Abstract]
Schedule of Payment to the Placement Agent
Placement Agent Fees  — Limited partners are not charged an initial sales commission.  The Partnership pays the Placement Agent ongoing compensation on a monthly basis equal to a percentage of the net asset value (as defined in the Memorandum) of a limited partner's Unit as of the beginning of each month.  The applicable rate payable by each limited partner is determined by the Class of Units held by such limited partner.  The Partnership pays the Placement Agent the following percentage in accordance with the following schedule.

Class of Units	Annualized Rate (%)
A	3.375%
D	0.75%

Redemption Charges Paid to MS&Co.	The aggregate amounts of redemption charges paid to MS&Co. for the years ended December 31, 2012, 2011, and 2010 were as follows:
2012	2011	2010
$	$	$
–	–	53,278